Intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
17.
Intangible assets

	Brands and trademarks	Franchise agreements	Software	Retail Licenses	Total
Cost
Balance at December 31, 2022	80,400	10,000	5,542	750	96,692
Acquisition (note 5(a))	1,500	—	—	—	1,500
Additions	—	—	87	—	87
Dispositions	—	—	(73)	—	(73)
Balance at December 31, 2023	81,900	10,000	5,556	750	98,206
Acquisition (note 5(c))	—	—	—	2,505	2,505
Additions	—	—	33	3,227	3,260
Balance at December 31, 2024	81,900	10,000	5,589	6,482	103,971

Accumulated amortization and impairment
Balance at December 31, 2022	19,317	1,811	679	—	21,807
Amortization	195	1,250	888	—	2,333
Impairment	935	—	—	—	935
Dispositions	—	—	(18)	—	(18)
Balance at December 31, 2023	20,447	3,061	1,549	—	25,057
Amortization	172	1,253	919	245	2,589
Impairment	15,000	—	—	—	15,000
Balance at December 31, 2024	35,619	4,314	2,468	245	42,646

Net book value
Balance at December 31, 2023	61,453	6,939	4,007	750	73,149
Balance at December 31, 2024	46,281	5,686	3,121	6,237	61,325

Brands and trademarks are related to intellectual property purchased from Sun 8 Holdings Inc. (“Sun 8”) with a useful life of 15 years, intellectual property acquired through the acquisition of Inner Spirit Holdings Ltd. (“Inner Spirit”) consisting of proprietary rights to brands and trademarks with an indefinite useful life, intellectual property acquired through the acquisition of Alcanna Inc. (“Alcanna”) and Valens with indefinite useful lives. The brands and trademarks acquired from Inner Spirit, Alcanna and Valens were determined to have an indefinite useful life due to the fact that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows.

Franchise agreements consist of intellectual property acquired through the acquisition of Inner Spirit consisting of franchise relationships with a useful life of 8 years.

Software is comprised of licenses with useful lives ranging from 4 to 9 years acquired through the acquisition of Alcanna and are amortized using the straight-line method over the life of the licence.

Liquor retail licenses acquired through the acquisition of Alcanna have an indefinite life and are therefore not amortized. The liquor retail licenses do not expire, but rather are subject to an administrative extension process each year indefinitely.

During the year ended December 31, 2024, the Company finalized the addition of two Saskatchewan liquor licenses with indefinite lives for $3.2 million. Cannabis retail licenses acquired through the acquisition of Lightbox are amortized using the straight-line method over the life of the lease term of the stores.

During the year ended December 31, 2024, the Company determined that indicators of impairment existed regarding the intellectual property and rights pertaining to the Inner Spirit acquisition due to adverse market conditions and planned corporate Spiritleaf store rebranding. The estimated recoverable amount was determined to be $4.5 million based on a discounted cash flow model using a relief from royalty model and an impairment of $15.0 million was recorded in the cannabis retail reporting segment.

During the year ended December 31, 2023, the Company determined that indicators of impairment existed regarding the Sun 8 intellectual property and the intellectual property and rights pertaining to certain other cannabis strains due to decreasing market demand. The estimated recoverable amount of the intangible assets was determined to be $1.5 million and nil, respectively, and an impairment of $0.8 million and $0.1 million was recorded in the cannabis operations reporting segment.